UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
November 29, 2004

(Date of Earliest Event Reported: November 23, 2004)

EL PASO CGP COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-7176	74-1734212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 23, 2004, our parent company, El Paso Corporation, announced that it had entered into a $3 billion Amended and Restated Credit Agreement (“Credit Agreement”) and an Amended and Restated Security Agreement (“Security Agreement”), which replaced its existing $3 billion credit facility. Certain of our assets will continue to serve as collateral under El Paso’s new facility. A copy of El Paso’s press release is attached hereto as Exhibit 99.A. A copy of the Credit Agreement is attached hereto as Exhibit 99.B, a copy of the Security Agreement is attached hereto as Exhibit 99.C and a copy of the related Amended and Restated Subsidiary Guarantee Agreement is attached hereto as Exhibit 99.D.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.A	El Paso Press Release dated November 23, 2004.
99.B
Amended and Restated Credit Agreement dated as of November 23, 2004, among El Paso Corporation (the “Company”), ANR Pipeline Company, Colorado Interstate Gas Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent.

99.C
Amended and Restated Security Agreement dated as of November 23, 2004, made by among El Paso Corporation (the “Company”), ANR Pipeline Company, Colorado Interstate Gas Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, the Subsidiary Grantors and certain other credit parties thereto and JPMorgan Chase Bank, N.A., not in its individual capacity, but solely as collateral agent for the Secured Parties and as the depository bank.

99.D	Amended and Restated Subsidiary Guarantee Agreement dated as of November 23, 2004, made by each of the Subsidiary Guarantors in favor of JPMorgan Chase Bank, N.A., as Collateral Agent.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CGP COMPANY

By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  November 29, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.A	El Paso Press Release dated November 23, 2004.
99.B
Amended and Restated Credit Agreement dated as of November 23, 2004, among El Paso Corporation (the “Company”), ANR Pipeline Company, Colorado Interstate Gas Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent.

99.C
Amended and Restated Security Agreement dated as of November 23, 2004, made by among El Paso Corporation (the “Company”), ANR Pipeline Company, Colorado Interstate Gas Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, the Subsidiary Grantors and certain other credit parties thereto and JPMorgan Chase Bank, N.A., not in its individual capacity, but solely as collateral agent for the Secured Parties and as the depository bank.

99.D	Amended and Restated Subsidiary Guarantee Agreement dated as of November 23, 2004, made by each of the Subsidiary Guarantors in favor of JPMorgan Chase Bank, N.A., as Collateral Agent.